SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-26108	90-1116625 (I.R.S. Employer Identification Number)

5690 Logan St # A, Denver, Colorado 80216

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 24, 2018, the Registrant terminated the engagement of its Chief Financial Officer, J. Michael Tuohey. On April 24, 2018, the Registrant appointed R. Leslie Hymers, III, age 34, as its Chief Financial Officer. Mr. Hymers does not have a family relationship with any director, executive officer, or person nominated or chosen by the Registrant to become a director or executive officer.

Since the beginning of the Registrant's last fiscal year to the effective date of Mr. Hymers’ appointment, Mr. Hymers has not been a participant, nor has he had any direct or indirect material interest in any transaction in which the Company was or is to be a participant, and the amount involved exceeded $120,000.

Mr. Hymers agreed to render services as Chief Financial Officer to the Registrant. Mr. Hymers’ duties include but are not limited to: providing such services and fiduciary duties as are provided by a Chief Financial Officer of a publicly traded fully reporting company in compliance with the 1934 Securities and Exchange Act, the 2002 Sarbanes-Oxley Act, and the Rules and Regulations promulgated by the Securities and Exchange Commission. The Registrant agreed to compensate Mr. Hymers with a monthly fee of $6,000.00 and an annual cashless warrant to purchase common stock of $125,000. The Registrant also agreed to issue a one-time signing bonus of 50,000 shares of its restricted common stock, deemed earned as of April 24, 2018.

Mr. Hymers is a licensed CPA in the state of California. During his career as a tax professional at Ernst & Young, LLP, Mr. Hymers provided tax services to several prominent entertainment and real estate companies. His extensive experience with Entertainment and Private Equity industries together with his prolonged involvement with public companies in different roles makes him a key asset to the Registrant. Mr. Hymers currently serves as a director and Chief Financial Officer of Marijuana Company of America, Inc. (OTC: MCOA) and also previously served as the CFO of Global Hemp Group (OTC: GBHPF). Mr. Hymers is the Managing Partner of Pinnacle Tax Services, LLC, and holds a Master of Science in Taxation degree and a Bachelor's of Science degree in Accountancy from California State University, Northridge. He is the founding managing editor of the University's: "Tax Development Journal." Mr. Hymers is one of nine professionals appointed to a newly formed Cannabis Advisory Taxation Taskforce (CATT) to help the California state legislature develop and enhance new cannabis tax laws and regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 24, 2018

AMERICAN CANNABIS COMPANY, INC.

(Registrant)

By: /s/ Terry Buffalo

Terry Buffalo

Principal Executive Officer